Smartsheet Names Khozema Shipchandler to Board of Directors

Twilio President brings deep expertise in multi-faceted and multi-product global businesses to Smartsheet board

BELLEVUE, Wash., June 26, 2023 -- Smartsheet, the enterprise platform for modern work management, today announced the appointment of Khozema Shipchandler to its board of directors. He will also serve on the board’s Audit Committee. Shipchandler, President, Communications at Twilio Inc. and a 22-year veteran of General Electric, brings a depth and breadth of experience to Smartsheet, with a focus on growing and scaling global digital businesses and communities.

“Khozema combines deep financial expertise with enterprise scale and innovation at businesses with a stalwart commitment to operational excellence,” said Mark Mader, President and CEO of Smartsheet. “His experience in software and technology in international markets will serve us well as we grow our platform to address our global enterprise customers’ most pressing needs.”

Shipchandler’s appointment comes during a period of continued growth and success for Smartsheet during which the company has been recognized as one of Fast Company’s Most Innovative Companies of 2023 and a leader in G2’s 2023 Best Software Awards, ranking in the top five for Best Products for Enterprise (#5), and Brandfolder by Smartsheet being recognized as the Momentum Leader in G2’s Winter 2023 Momentum Grid Report for Digital Asset Management.

“Collaborative work management (CWM) platforms allow companies of all sizes to see nearly immediate impact from their investments,” said Shipchandler. “As every enterprise seeks to do more with less in today’s climate, Smartsheet has a massive opportunity to further cement its leadership status and capitalize on the sizable market opportunity in front of them."

About Khozema Shipchandler
As President at Twilio Inc., Khozema Shipchandler is responsible for driving growth, efficiency, and innovation across the Twilio Communications business to deliver the streamlined experiences that delight hundreds of thousands of businesses across the globe. With over 25 years of experience, he has served as Twilio’s Chief Operating Officer and Chief Financial Officer, as well as in a variety of financial roles at GE, across Industrial Internet, Aviation and Corporate Audit, in the U.S., Middle East and Singapore. Khozema earned his bachelor’s degree from Indiana University Bloomington and completed graduate coursework at The University of Chicago Booth School of Business.

About Smartsheet
Smartsheet (NYSE: SMAR) is the enterprise platform for modern work management. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its millions of users to achieve more. Visit www.smartsheet.com to learn more.

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